NEWS RELEASE

FOR IMMEDIATE RELEASE

ULTRA PETROLEUM ANNOUNCES STRATEGIC UINTA BASIN ACQUISITION

HOUSTON, Texas – October 21, 2013 – Ultra Petroleum Corp. (NYSE: UPL) today announced that the company has signed a definitive purchase and sale agreement to acquire oil-producing properties located in the Uinta Basin for $650.0 million. Ultra Petroleum expects to finance the acquisition through debt at the subsidiary and parent level. Ultra anticipates the transaction will close December 2013, subject to closing adjustments and customary terms and conditions, with an effective date of October 1, 2013.

“This oil acquisition fits our strategy of profitable growth with exceptional returns at oil prices well below $75 per barrel. As operator with 100 percent working interest, we will apply the same drilling techniques used in Pinedale due to similar geologic characteristics. The asset is cash flow positive starting in year one and completely pays for itself in five years followed by decades of free cash flow,” stated Michael D. Watford, Chairman, President and Chief Executive Officer.

Acquisition Opportunity Highlights

•	Uinta Basin oil-producing properties in northeast Utah
•	Operated asset with 100% working interest
•	Current net production of 4,000 barrels of oil per day from 38 producing wells
•	Net risked reserves of 90+MMBO
•	Self-funding development immediately in year one
•	De-risked acreage position with stacked pay potential

Conference Call Webcast Scheduled for October 21, 2013

Ultra will host a conference call on Monday, October 21, 2013, at 10:00 a.m. Eastern Daylight Time (9:00 a.m. Central Daylight Time) to discuss the company’s strategic acquisition. Participants may access the conference call by dialing (800) 901-5213 or (617) 786-2962 for international calls using participant passcode 31722595.

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Uinta Basin Acquisition

To listen to the live audio webcast over the Internet, log on to www.ultrapetroleum.com and follow the link to the webcast. The webcast replay and podcast will be archived on Ultra’s website through February 20, 2014.

Please click here to view a presentation containing supplemental acquisition information.

About Ultra Petroleum

Ultra Petroleum Corp. is an independent exploration and production company focused on developing its long-life natural gas reserves in the Green River Basin of Wyoming – the Pinedale and Jonah Fields – and is in the early exploration and development stages in the Appalachian Basin of Pennsylvania. Ultra is listed on the New York Stock Exchange and trades under the ticker symbol “UPL”. The company had 152,977,633 shares outstanding on September 30, 2013.

This release can be found at http://www.ultrapetroleum.com.

This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements, including any statements about the closing of the transaction, estimates of reserves related to the properties, and financing alternatives. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, the company can give no assurance that such expectations will prove to have been correct. Certain risks and uncertainties inherent in the company’s businesses are set forth in its filings with the Securities and Exchange Commission (“SEC”), particularly in the section entitled “Risk Factors” included in its Annual Report on Form 10-K for the most recent fiscal year and from time to time in other filings made by the company with the SEC. These risks and uncertainties include, but are not limited to, increased competition, the timing and extent of changes in prices for oil and gas, the timing and extent of the company’s success in discovering, developing, producing and estimating reserves, the effects of weather and government regulation, availability of oil field personnel, services, drilling rigs and other equipment, as well as other factors listed in the reports filed by the company with the SEC. The SEC permits oil and gas companies to disclose only proved, probable and possible reserves in filings with the SEC. The information about reserves presented in this news release, which reflects estimates prepared by the company’s internal reserve engineers, includes a reference to net risked reserves, which is a term the SEC does not allow oil and gas companies to include in their SEC filings. Investors are urged to review the reserve disclosures in the company’s filings with the SEC, which are available on the company’s website or at the SEC’s website at www.sec.gov.

For further information contact:

Kelly L. Whitley

Director, Investor Relations

Phone: 281-582-6602

Email: kwhitley@ultrapetroleum.com

Julie E. Danvers

Manager, Investor Relations

Phone: 281-582-6604

Email: jdanvers@ultrapetroleum.com

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Uinta Basin Acquisition

Ultra Petroleum Corp. Uinta Basin Acquisition Summary Investor Presentation October 21, 2013 Ultra Petroleum Corp . is an independent exploration and production company focused on developing its long - life natural gas reserves in the Green River Basin of Wyoming – Pinedale and Jonah fields and is in the ongoing exploration and early development stage in the Appalachian Basin of Pennsylvania . Ultra Petroleum Corp. NYSE: UPL

Ultra: A Unique Energy Company Ultra Petroleum Corp. NYSE: UPL 2 2012 Disciplined Capital Allocation Strategy • Reduce capital investments in declining price environment • Monetize liquids gathering system • Focus o n returns 2013+ On the Horizon… • Allocate project capital >20% IRR • Invest within cash flow in existing portfolio • No growth for growth’s sake • Preserve concentrated assets • Maintain low cost leadership 2001 – 2011 Focused on Profitable Growth • Production growth: 1,911% • 1P Reserve growth: 1,019% • ROE: 36% average • ROCE: 24% average

Ultra’s New Ventures Strategy Ultra Petroleum Corp. NYSE: UPL 3 • Objectives: – Identify best geologic provinces and plays in North America – Develop detailed in - house familiarity with attractive plays – Identify entry points to plays of interest • Focus on strategic / complementary fit – Prioritizing high ROR resource type plays; commodity agnostic – Targeting plays that leverage Ultra’s operational expertise – Focused on impact to existing returns in portfolio

Uinta Basin Acquisition Overview • Acquiring Uinta Basin oil - producing asset in northeast Utah • Current net production of 4,000 barrels oil (BO) per day from 38 producing wells • Net risked reserves of 90+MMBO • Proved - like reserves of 37MMBO • 575 future well locations Transaction Details • Purchase price of $650MM • Acquisition ROI = 4.3x at strip pricing • To be financed through debt at the subsidiary and parent level • Expected closing date of December 2013 Purchase Price & Financing • Operated property with 100% working interest • 82% average net revenue interest and 79% held by production • Strong well economics at current well costs • De - risked acreage position with stacked pay potential • Asset is immediately self - funding • Ability to quickly ramp production • Asset complements Pinedale expertise Opportunity Highlights Ultra Petroleum Corp. NYSE: UPL 4

Complementary, Strategic Asset Excellent well economics Diversify cash flow and revenue stream Leverage technical expertise • >>100% IRR at strip oil price at current well costs • Robust economics at stress price scenario • Enhances current portfolio of returns • Immediate increase in production and cash flow through PDP component • Ability to quickly ramp production • Add value through higher - priced commodity • Similar Pinedale tight - sand geologic characteristics • Optimize asset value with technology and cost efficiencies • Pad drilling • 2,000’ interval with multi - stage fracs • Regulatory environment competency Ultra Petroleum Corp. NYSE: UPL 5

Ultra Asset Map Ultra Petroleum Corp. NYSE: UPL 6 UPL - Pinedale UPL - Marcellus UPL - Uinta Basin Ultra operations Recently acquired asset

Uinta Basin Players


UPL - Pinedale
UPL – Uinta
(Three Rivers Project)
Duschesne
Uintah
Utah
Colorado
Northern Edge of Uinta Basin
Three Rivers Project
38 PDP Wells
257 Lower Green River wells
318 Upper Green River wells
90+MMBO Reserves
Altamont-Bluebell
CUM: 312 MMBo 539 Bcf
EP
DVN
BBG
CPG
QEP
NFX
UPL
QEP
APC
EOG
NFX
BRY
EP
XOM
Monument Butte
CUM: 72 MMBo 244 Bcf
Oil Production
Gas Production
Natural Buttes / Wonsits-Red Wash
CUM: 2.3 Tcf 18 MMBo

UPL's Three Rivers Project is located between the legacy Altamont-Bluebell, Monument Butte, Natural Buttes and Wonsits-Red Wash Fields.

Ultra Petroleum Corp. NYSE: UPL

7

Uinta Basin Regional Comparison Three Rivers Altamont/Bluebell Monument Butte Natural Buttes Operator UPL BBG NFX QEP Target Interval Lower Green River Wasatch/L. Green River Green River Mesaverde/Wasatch Vertical Depth 7,000’ 13,000’ 5,000’ 10,000’ Well Cost ($MM) $1.5 $3.6 $1.1 $2.3 Well EUR’s 160 – 380 MBO 300 MBO 100 MBO 2.3 Bcfe Ultra Petroleum Corp. NYSE: UPL 8

Three Rivers is Unique

Stratigraphic Cross Section


Monument Butte
Leland Bench
Three Rivers
A
West
Upper Green River
Mahogany
Lower Green River
338' Net Sand
TGR 3, Garden Gulch
120' Net Sand
373' Net Sand
Douglas Creek
Datum
Travis
Castle Peak, Uteland Butte
Wasatch
6,645
8,200
6,990


Three Rivers
Leland Bench
A
Monument Butte
Natural Butte

TGR 3 & Garden Gulch

This interval characterized by thinner, discontinuous sands

Douglas Creek, Travis & Castle Peak

Three Rivers has thicker, better quality sands in this interval that correlate well across UPL's leasehold position.

Ultra Petroleum Corp. NYSE: UPL

9

Compelling Resource Value Resource Evaluation (Strip Pricing) Resource Category Net Reserves (MBO) PV - 10 ($MM) Economic Wells Future Capital ($MM) Proved Developed 9,900 $265 43 $12 40 - acre Bookable Offsets (LGR/UGR) 27,500 $470 130 $188 Subtotal: 37,400 $735 173 $200 Add’l 40 - acre Locations (LGR/UGR) 30,500 $365 156 $228 All 20 - acre locations (LGR/UGR) 22,700 $35 289 $352 3P Subtotal: 90,600 $1,135 618 $779 Ultra Petroleum Corp. NYSE: UPL 10 Reserves unaudited

Profitable Well Economics Ultra Petroleum Corp. NYSE: UPL 11 Oil Price Single Well Returns 380 MBO 345 MBO 160 MBO 100 MBO $80/bbl 380% 345% 85% 40% Strip 600% 550% 130% 60% $100/bbl 610% 560% 140% 65% Acquisition Burdened Returns $80/bbl 60% 60% 50% 40% Strip 85% 80% 75% 60% $100/bbl 95% 90% 85% 65% 380 MBO 345 MBO 160 MBO 100 MBO Vertical Depth 7,000’ 7,000’ 7,000’ 5,300’ Well Cost ($MM) $1.5 $1.5 $1.5 $1.2 IRR 600% 550% 130% 60% F&D Cost ($/Bbl) $5.10 $5.60 $12.00 $15.30 Payout (months) 4 4 9 17 Reserve Life (yrs) 32 31 27 25 Economics based on strip pricing

$0 $50 $100 $150 $200 $250 $MM Operating Cash Flow vs. Capital Expenditure Operating Cash Flow Capital Expenditure Self - Funding Development Ultra Petroleum Corp. NYSE: UPL 12 Economics based on strip pricing

Near - Term Production Growth Ultra Petroleum Corp. NYSE: UPL 13 0 2,000 4,000 6,000 8,000 10,000 12,000 2013 2014 2015 2016 2017 Avg. Net BO/D Proved Developed Future Development

Ultra Petroleum Corp.

UPL
LISTED
NYSE

- Market Data as of June 30, 2013

Shares of Common Stock Outstanding: 153.0MM

Market Capitalization: $3.0B   Enterprise Value: $4.9B

52 Week Price Range: $15.26 (2/15/13) - $21.55 (9/14/12)

- Investor Contacts

Kelly Whitley
Director, Investor Relations
(281) 582-6602
kwhitley@ultrapetroleum.com

Julie Danvers
Manager, Investor Relations
(281) 582-6604
jdanvers@ultrapetroleum.com

This presentation contains or incorporates by reference forward looking statements within the meaning of the federal securities laws. All statements other than statements of historical facts included in this document and other statements that include the words "believe", "expects", "anticipates", "intends", "estimates", "projects", "target", "goal", "plans", "objective", "should", or similar words are forward looking statements and reflect the Company's current views about future events and financial performance. No assurances can be given that such events or perfomance will occur as projected, and actual results may differ materially from those projected.

Important factors that may cause actual results to differ from the forward-looking statements in this presentation include: increased competition; the timing and extent of changes in prices for crude oil and natural gas; the timing and extent of discovery, development, production and estimation of oil and natural gas reserves; the effects of weather and government regulation; the availability of oilfield personnel and services and equipment; and other risks detailed in the company's SEC filings, particularly in its Annual Report on Form 10-K available from Ultra Petroleum Corp. at 400 North Sam Houston Parkway E., Suite 1200, Houston, TX 77060 (Attention: Investor Relations). You can also obtain this information from the SEC by calling 1-800-SEC-0330 or from the SEC's website at www.sec.gov.

This presentation may contain certain non-GAAP financial measures. Reconciliation and calculation schedules for the non-GAAP financial measures can be found on our website at www.ultrapetroleum.com.

SEC guidelines permit oil and gas companies to disclose only proved, probable and possible reserves in filings with the SEC. In connection with this presentation, we may use the terms "risked reserves" or resource "potential" or "upside" or other descriptions of volumes of reserves or resource that the SEC's guidelines may prohibit us from including in filings with the SEC. Investors are urged to review the reserve disclosures in our SEC filings, which are available on our website or the SEC's website.

ULTRA UP PETROLEUM